                                                        This document contains 6
                                                        pages. The Exhibit Index
                                                        is located on page 4.

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported) September 25, 1996

                   ML Revolving Home Equity Loan Trust 1996-1
              (Name of Trust issuing ML Revolving Home Equity Loan
                    Asset Backed Certificates, Series 1996-1)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                    33-84894               59-3247986
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)     Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                   Description
         -----------                   -----------
             19.1                 Servicing Certificate and
                                  Statement to Certificateholders for
                                  ML Revolving Home Equity Loan
                                  Asset Backed Certificates, Series
                                  1996-1, for the September
                                  25, 1996 distribution
                                  pursuant to Sections 4.01
                                  and 5.03 of the Pooling and
                                  Servicing Agreement among
                                  Merrill Lynch Credit
                                  Corporation, as Servicer,
                                  MLCC Mortgage Investors,
                                  Inc., as Seller, and
                                  Bankers Trust Company of
                                  California, N.A., as
                                  Trustee, dated as of April
                                  1, 1996.



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
                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MERRILL LYNCH CREDIT
                                         CORPORATION, as Servicer
                                         and on behalf of MLCC
                                         MORTGAGE INVESTORS, INC.



                                    By:         /s/ Steven T. Hardy
                                         --------------------------------
                                         Name:  Steven T. Hardy
                                         Title: Vice President and
                                                Controller




Dated:        09/25/96



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
                                  Exhibit Index
                                  -------------

Exhibit No.                                                         Page
- -----------                                                         ----

   19.1         Servicing Certificate and Statement to
                Certificateholders for ML Revolving Home
                Equity Loan Asset Backed Certificates,
                Series 1996-1                                        5


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